UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2010

XTO ENERGY INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-10662	75-2347769
(Commission File Number)	(IRS Employer Identification No.)

810 Houston, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

(817) 870-2800

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 18, 2010, XTO Energy Inc. (the “Company” or “XTO Energy”), Exxon Mobil Corporation (“ExxonMobil”) and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) entered into supplemental indentures related to the Indentures dated as of April 23, 2002, April 23, 2003, January 22, 2004, September 23, 2004, April 13, 2005 and July 19, 2007 between the Company and the Trustee, providing for an unconditional guarantee by ExxonMobil of the full and punctual payment when due of the principal of and interest on each note issued under the indentures and all other amounts payable by the Company under the indentures and for ExxonMobil to assume the reporting obligations of the Company under the indentures. The supplemental indentures were executed on June 18, 2010 and will become effective at the effective time of the merger pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of December 13, 2009 among the Company, ExxonMobil, and ExxonMobil Investment Corporation (“Merger Sub”), under which Merger Sub will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of ExxonMobil. The guarantee may be revoked by ExxonMobil upon either, (i) 180 days’ notice and reinstatement of the Company’s reporting obligations, or (ii) an offer to purchase the subject notes by the Company, in both cases subject to other terms and conditions described fully in the supplemental indentures. The foregoing description of the supplemental indentures is qualified in its entirety by reference to the Forms of Supplemental Indenture attached as Exhibits 4.1 and 4.2 to this Form 8-K and incorporated herein by reference.

A special meeting of stockholders of the Company will be held on June 25, 2010, to vote on adoption of the Merger Agreement. Subject to stockholder approval at the meeting, it is anticipated that the merger will close and the supplemental indentures will become effective later that day.

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure under Item 1.01 is incorporated herein by reference.

Important Information For Investors And Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. ExxonMobil has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-4 that includes a definitive proxy statement of XTO Energy, dated May 20, 2010, and that also constitutes a prospectus of ExxonMobil. On or about May 24, 2010, XTO Energy began mailing the definitive proxy statement/prospectus to XTO Energy stockholders of record as of the close of business on May 3, 2010. ExxonMobil and XTO Energy have also filed, and plan to continue to file, other documents with the Commission regarding the Merger. INVESTORS AND SECURITY HOLDERS OF XTO ENERGY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE COMMISSION CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Investors and stockholders may obtain free copies of the definitive proxy statement/prospectus and other documents containing important information about ExxonMobil and XTO Energy through the website maintained by the Commission at http://www.sec.gov. Copies of the documents filed with the Commission by ExxonMobil are available free of charge on ExxonMobil’s internet website at www.exxonmobil.com under the tab “investors” and then under the tab “SEC filings” or by contacting ExxonMobil’s Investor Relations Department at 972-444-1156. Copies of the documents filed with the Commission by XTO Energy are available free of charge on XTO Energy’s internet website at www.xtoenergy.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by contacting XTO Energy’s Investor Relations Department at 817-870-2800.

ExxonMobil, XTO Energy, their respective directors and certain of their executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of XTO Energy in connection with the proposed transaction. Information about the directors and executive officers of XTO Energy is set forth in XTO Energy’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2009, which was filed with the Commission on April 29, 2010. Information about the directors and executive officers of ExxonMobil is set forth in ExxonMobil’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and ExxonMobil’s Definitive Proxy Statement on Schedule 14A for the 2010 annual meeting of its stockholders, which were filed with the Commission on February 26, 2010 and April 13, 2010, respectively. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement/prospectus and other relevant materials filed with the Commission.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements may concern, among other things, future plans, projections, events or conditions. Such statements are based upon the current beliefs and expectations of ExxonMobil’s and XTO Energy’s management and are subject to significant risks and uncertainties that could cause actual results to differ materially from those set forth in such forward-looking statements. Such risks and uncertainties include, but are not limited to: the timing to consummate the proposed merger; the possibility that the merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions; the risk that a regulatory approval that may be required for the proposed merger is not obtained or is obtained subject to conditions that are not anticipated; the possibility that the expected synergies from the proposed merger will not be realized, or will not be realized within the expected time period; the failure of XTO Energy’s stockholders to approve the merger; ExxonMobil’s ability to promptly and effectively integrate XTO Energy’s businesses; and the diversion of management time on merger-related issues. Other factors could materially affect ExxonMobil’s and XTO Energy’s actual results, including the timing and extent of changes in oil and gas prices, changes in underlying demand for oil and gas; the timing and results of drilling activity; delays in completing production; treatment and transportation facilities; higher than expected production costs and other expenses; pipeline curtailments by third-parties; general market conditions; and other factors discussed under the heading “Factors Affecting Future Results” on ExxonMobil’s website, in Item 1A of ExxonMobil’s 2009 Form 10-K and in Item 1A of XTO Energy’s 2009 Form 10-K. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of ExxonMobil or XTO Energy. Neither ExxonMobil nor XTO Energy assumes any duty to update these statements as of any future date or revise any forward-looking statements. The information contained on XTO Energy’s website and ExxonMobil’s website are not part of this communication.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report of Form 8-K:

Exhibit Number and Description

4.1	Form of Supplemental Indenture (Multiple Series)

4.2	Form of Supplemental Indenture (Single Series)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTO ENERGY INC.

Date: June 18, 2010	By:	/S/ BENNIE G. KNIFFEN
Bennie G. Kniffen
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number and Description

4.1	Form of Supplemental Indenture (Multiple Series)

4.2	Form of Supplemental Indenture (Single Series)

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